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                                                                    EXHIBIT 23.2




            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 27, 2004, in the Registration Statement on Form S-1 and related Prospectus of BioNumerik Pharmaceuticals, Inc.


                                                       /s/ Ernst & Young LLP


San Antonio, Texas
June 2, 2004